Exhibit 10.1

SPI ENERGY CO., LTD.

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

This CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of November 27, 2023, is entered into by and between SPI Energy Co., Ltd., a Cayman Islands company (the “Company”), and Palo Alto Clean Tech Holding Limited, a company established under the laws of British Virgin Islands (the “Investor”). The Company and the Investor are hereinafter collectively referred to as the “Parties” and each individually as a “Party.”

WHEREAS, on the terms and subject to the conditions set forth herein, the Investor desires to purchase from the Company, and the Company desires to sell to the Investor, a convertible promissory note in the principal amount of US$ 2,100,000 (the “Principal Amount”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

1.General Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control”, “Controlled”, “Controlling” or “under common Control with” with respect to any Person shall mean having the ability to direct the management and affairs of such Person, whether through the ownership of voting securities, by contract or otherwise, and such ability shall be deemed to exist when any Person holds a majority of the outstanding voting securities, or the economic rights and benefits, of such Person.

“Act” shall mean the U.S. Securities Act of 1933, as amended.

“Agreement” has the meaning set forth in the preamble.

“Business Day” shall mean any day except a Saturday, a Sunday or a public holiday in the United States of America.

“Closing” has the meaning set forth in Section 2(b) hereof.

“Closing Certificate” has the meaning set forth in Section 2(d) hereof.

“Company” has the meaning set forth in the preamble.

“Conversion” has the meaning set forth in Section 5(b)(i) hereof.

“Conversion Price” shall mean US$1.1 per Share.

“Conversion Shares” shall mean the Shares issuable upon conversion of the Note as set forth in Section 5 hereof.

“Encumbrance” means (i) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including without limitation any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

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“Governmental Authority” shall mean (a) any nation or government or any province or state or any other political sub-division thereof; (b) any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government; (c) any court, tribunal or arbitrator; and (d) any stock exchange or self-regulatory organization.

“Investor” has the meaning set forth in the preamble.

“Issuance Date” shall mean the date on which the Note is issued.

“Maturity Date” shall mean the date that is twelfth (12) months from the date of the Issuance Date.

“Note” has the meaning set forth in Section 2(a) hereof.

“Party” and “Parties” has the meaning set forth in the preamble.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity (whether or not having separate legal personality) or a Governmental Authority.

“Principal Amount” has the meaning set forth in the preamble.

“Purchase Option” shall have the meaning assigned to such term in Section 12(m).

“Shares” means the Shares, par value US$0.0001 per share, of the Company’s ordinary shares.

“Subsidiary” means at any time, any Person (other than a natural person) that the Company directly or indirectly Controls.

“US$” shall mean United States Dollars, the lawful currency of the United States of America.

2.The Note.

(a)Issuance of Note. At the Closing, subject to all of the terms and conditions hereof, the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase, a convertible promissory note in the form of Exhibit A hereto of US$2,100,000 in the Principal Amount (the “Note”).

(b)Closing. The sale and purchase of the Note shall take place at a closing (the “Closing”) at a place determined by the Company at 9.A.M. New York time on a date that is no later than 120 days after the date hereof or at such other time or on such other date as agreed upon in writing by the Parties (the “Closing Date”), subject to the fulfillment or waiver of each of the closing conditions set forth in Section 11. The Parties agree that all transactions at the Closing shall be deemed to occur simultaneously and none of them shall be deemed to have occurred until the conclusion of the Closing.

(c)Deliveries by the Investor. On or before the Closing Date, the Investor shall pay the amount of US$2,100,000 by wire transfer in immediately available funds to the Company’s bank account designated by the Company in a written notice to the Investor.

(d)Deliveries by the Company. At the Closing, the Company shall deliver to the Investor (i) a Note in the amount of the Principal Amount, and (ii) a certificate (the “Closing Certificate”), signed by a duly authorized officer or director of the Company and dated the date of the Closing, to the effect that the conditions set forth in Section 11 have been satisfied.

3.Interest. Interest shall accrue on the unpaid principal sum of this Note at an annual rate equal to five percent (5.00%) commencing on the Closing Date and including the date on which this Note is paid in full. Interest shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. The interest will be due and payable on or before the Maturity Date.

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4.Redemption Rights. The following redemption rights shall apply to the Note:

(a)Maturity Redemption. If the Note is not converted into Conversion Shares prior to the Maturity Date as provided in Section 5 hereof, the Company shall redeem the Note by paying the Investor the Principal Amount on the Maturity Date.

(b)Surrender of the Note. The Company shall pay the Investor the Principal Amount on the Maturity Date to redeem the Note pursuant to Section 4(a), and simultaneous therewith the Investor shall surrender the Note to the Company at the location specified by the Company.

5.Conversion.

(a)Conversion. Prior to the Maturity Date, the Investor shall have the option to convert the Note into such number of fully-paid and non-assessable Conversion Shares as derived by dividing the Principal Amount by the Conversion Price, or 1,909,091 Shares. The Conversion Price shall be proportionally decreased and the number of Conversion Shares issuable upon conversion of the Note shall be proportionally increased to reflect any share split of the Shares. The Conversion Price shall be proportionally increased and the number of Conversion Shares issuable upon conversion of the Note shall be proportionally decreased to reflect any combination of the Shares. Conversion Shares are Shares and the Investor will have the rights of a holder of Shares under the Articles of Incorporation and the Bylaws of the Company and such rights are the same as the rights of other holders of Shares. The Company shall take all actions necessary to authorize and effect the issuance of such Conversion Shares.

(b)Conversion Procedure.

(i)Conversion. Upon the conversion of the Note (the “Conversion”) into Conversion Shares under Section 5(a) above, the Investor shall surrender the Note, duly endorsed, at the office of the Company, and as soon as practicable thereafter, the Company shall make an entry or entries in the stock ledger of the Company and issue and deliver to the Investor the following items:

(1)A stock certificate (x) representing the number of Conversion Shares to which the Investor shall be entitled upon conversion and (y) evidencing the Investor as the holder of the Conversion Shares with the rights of a holder of Shares under the Articles of Incorporation and the Bylaws of the Company, such rights being the same as the rights of other holders of Shares.

(2)A copy of the updated stock ledger of the Company evidencing the Investor as the holder of the Conversion Shares to which the Investor shall be entitled upon conversion;

(3)A true and complete copy certified by a director of the Company, of the resolutions duly and validly adopted by the board of directors of the Company, evidencing its approval of the issuance and allotment of the Conversion Shares to the Investor.

The conversion under Section 5(a) shall be deemed to have been made immediately prior to the close of business on the date of the Conversion, and the Investor shall be treated for all purposes as the record holders of such Conversion Shares as of and from such date.

(ii)Fractional Shares; Effect of Conversion. No fractional shares shall be issued upon the Conversion. In lieu of the Company issuing any fractional shares to the Investor upon the Conversion, the number of Conversion Shares shall be rounded up.

(c)No Interest upon Conversion. For the avoidance of doubt, the Investor shall not be entitled to any interest if the Note is converted into Conversion Shares under Section 5(a) above.

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6.Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor, as of the date hereof, as of the Closing and as of the date of the Conversion, as follows:

(a)Organization and Authority. Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business in all material respects as is currently conducted. Neither the Company nor any of its Subsidiaries is in material violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification, except to the extent that the failure to be so qualified and in good standing would not result in any material adverse effect on the operations, financial position or condition of the Company and its subsidiaries, taken as a whole, or adversely affect the ability of the Company to carry out its obligations hereunder and to consummate the transactions contemplated hereunder.

(b)Due Issuance of the Note. The Note has been duly authorized and, when issued and delivered to the Investor and paid for by the Investor pursuant to this Agreement, will be validly issued, fully paid, non-assessable, and free of any liens or Encumbrances and issued in compliance with all applicable federal, securities laws and the Articles of Incorporation and the Bylaws of the Company. The Conversion Shares, when issued in compliance with the provisions of the Agreement will be validly issued, fully paid and non-assessable and free of any liens or Encumbrances, except as required by applicable laws, and issued in compliance with all applicable federal, securities laws and the Articles of Incorporation and the Bylaws of the Company. The Conversion rights of the Investor according to the Agreement will be valid, non-assessable and free of any liens or Encumbrances and be in compliance with all applicable federal, securities laws and the Articles of Incorporation and the Bylaws of the Company.

(c)Authority. It has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by it pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all requisite actions on its part.

(d)Valid Agreement. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(e)Noncontravention. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms and conditions hereof will violate any existing agreements to which the Company or any of its subsidiaries is bound, federal, state, county or local law, constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company or any of its subsidiaries is subject, except such violation that would not have a material adverse effect on the operations, financial position or condition of the Company and its subsidiaries, taken as a whole, or adversely affect the ability of the Company to carry out its obligations hereunder and to consummate the transactions contemplated hereunder.

(f)Filings, Consents and Approvals. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the filing, consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority, except such as have been obtained, made, given or will be made promptly hereafter and any required filing or notification with the Securities and Exchange Commission.

(g)Compliance with Applicable Law. There is no claim, action, suit, proceeding, arbitration, investigation or inquiry pending or, to the best of Company’s knowledge, threatened, against or involving Company with respect to this Agreement, the transactions contemplated hereby, the Note, or the Conversion Shares, before any national, provincial, federal, state, municipal, foreign, or other court or governmental or administrative body or agency, or any private arbitration tribunal.

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(h)Disclosure. The Company has not made any untrue statement of a material fact related to a specific representation or warranty contained in this Agreement, nor has the Company omitted to state any material fact necessary in order to make the specific statements contained in this Agreement not misleading, based on the Company’s best knowledge of any foregoing statement of forward-looking nature at the time of such statement being made.

7.Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, as follows:

(a)Due Formation. The Investor is a company duly incorporated as a company with limited liability, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own and operate and to carry on its business in the places and in the manner as currently conducted.

(b)Authority. The Investor has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by it pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all requisite actions on its part.

(c)Valid Agreement. This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)Consents. Neither the execution and delivery by the Investor of this Agreement nor the consummation by it of any of the transactions contemplated hereby nor the performance by the Investor of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except as have been obtained, made or given.

(e)No Conflict. Neither the execution and delivery by the Investor of this Agreement, nor the consummation by it of any of the transactions contemplated hereby, nor compliance by the Investor with any of the terms and conditions hereof will contravene any existing agreement, federal, state, county or local law, rule or regulation or any judgment, decree or order applicable to, or binding upon, the Investor.

(f)Status and Investment Intent.

(i)Purchase Entirely for Own Account. The Investor is acquiring the Note for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Investor does not have any direct or indirect arrangement, or understanding with any other persons to distribute, or regarding the distribution of the Note in violation of the United States Securities Act of 1933, as amended (the “Securities Act”) or other applicable laws.

(ii)Not U.S. person. The Investor is not a “U.S. person” (as such term is defined in Regulation S of the Securities Act) and is not purchasing the Note for the account or benefit of any “U.S. person.”

(iii)Distribution Compliance Period. The Investor acknowledges that all offers and sales of the Note and before the end of the “distribution compliance period” (as such term is defined in Regulation S of the Securities Act) be made only in accordance with Regulation S of the Securities Act, pursuant to registration of the securities under the Securities Act or pursuant to an exemption therefrom.

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(iv)Restrictive Legend. The Investor understands that the certificate evidencing the Note and the share certificate evidencing the Conversion Shares, as applicable, will bear a legend or other restriction substantially to the following effect:

“THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NO SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EITHER CASE UPON THE RECEIPT OF AN OPINION OF U.S. COUNSEL.”

(g)Financing. The Investor has sufficient funds available to it to purchase the Note pursuant to this Agreement.

(h)Information. The Investor has been furnished access to all materials it has requested relating to the Company and its Subsidiaries and other due diligence information and documents and the Investor has been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the foregoing, including the terms and conditions of this Agreement. The Investor has consulted to the extent it deemed appropriate with its own advisers as to the financial, tax, legal and related matters concerning an investment in the Note.

(i)No Broker. No broker, investment banker or other person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the execution and delivery of this Agreement or the consummation of any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

(j)Experience. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Note. The Investor is capable of bearing the economic risks of such investment, including a complete loss of its investment.

8.Ranking. The Note takes precedence over other unsecured indebtedness of the Company, if any, in right of payment, whether in respect of payment of interest or upon liquidation or dissolution.

9.No Rights as Shareholder prior to Conversion. Other than as provided in this Agreement or the Note, prior to the Conversion, the Investor shall not be entitled to vote or be deemed the holders of any equity securities of the Company that may be issuable on the Conversion as provided herein for any purpose, nor shall anything contained herein be construed to confer upon the Investor, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, or change of shares to no par value, consolidation, merger, scheme of arrangement, conveyance, or otherwise) or to receive notice of meetings, or to receive in-kind dividends or subscription rights or otherwise until the Note shall have been converted and the Conversion Shares issuable upon the conversion hereof shall have been issued, as provided herein.

10.Replacement of Note. If there has been loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of the Note and of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of the Note being replaced.

11.Closing Conditions. The obligations of the Company to issue and sell the Note as contemplated by this Agreement, and the obligations of the Investor to pay the Principal Amount to the Company as contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, provided that any of which may be waived in writing by the Investor in its sole discretion:

(a)All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the Note shall have been completed and all corporate and other actions required to be taken by the Investor in connection with the purchase of the Note shall have been completed.

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(b)The representations and warranties of the Company contained in Section 6 of this Agreement shall have been true and correct as the date of this Agreement and shall be true and correct in all material respects as of the Closing; and the Company shall have performed and complied with in all material respects all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the Closing.

(c)The representations and warranties of the Investor contained in Section 7 of this Agreement shall have been true and correct as the date of this Agreement and shall be true and correct in all material respects as of the Closing; and the Investor shall have performed and complied with in all material respects all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the Closing.

(d)No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of, or materially and adversely alter, the transactions contemplated by this Agreement or imposes any damages or penalties that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by or before any Governmental Authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise makes illegal the consummation of, or materially and adversely alter, the transactions contemplated by this Agreement or impose any damages or penalties that are substantial in relation to the Investor.

12.Miscellaneous.

(a)Lockup. Without the prior written consent of the Company, the Investor shall not sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of, or suffer to exist (except for by operation of law or otherwise) any Encumbrance on, as applicable, any of the Note or the Conversion Shares upon the Conversion, or any right, title or interest therein or thereto, prior to the date that is six (6) months after the Closing Date with respect to the Note, or six (6) months after the Conversion with respect to the Conversion Shares, except for any sale or transfer to the Affiliate(s) of the Investor, provided that such Affiliate(s) of the Investor agree(s) to be bound by the terms of this Agreement (including this Section 12(a)).

(b)Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to Closing, (i) by mutual agreement of the Parties, (ii) by the Company in the event that the Closing has not occurred by the date that is 120 days from the date of this Agreement. Nothing in this Section 12(b) shall be deemed to release any Party from any liability for any breach of this Agreement prior to the effective date of such termination.

(c)Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

(d)Resolution. Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, performance breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of any Party to the dispute with notice (the “Arbitration Notice”) to the other Party.

(i)The Dispute shall be settled in Hong Kong in a proceeding conducted in English and Chinese by three (3) arbitrators from the Hong Kong International Arbitration Centre (the “HKIAC”). The claimant(s) and the respondent(s) to such dispute shall each select one arbitrator. The third arbitrator, who shall act as the Presiding Arbitrator, shall be appointed in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted in accordance with the HKIAC Rules.

(ii)Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents reasonably requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party.

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(iii)The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(iv)During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

(e)Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties hereto.

(f)Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns.

(g)Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by the Company or the Investor without the express written consent of the other Party. Any purported assignment in violation of the foregoing sentence shall be null and void, except for the assignment to the Affiliate(s) of the Investor, provided that such Affiliate(s) of the Investor agree(s) to be bound by the terms of this Agreement.

(h)Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Parties to whom notice is to be given, on the date sent if sent by telecopier, tested telex or prepaid telegram, on the next Business Day following delivery if sent by courier or on the day of attempted delivery by postal service if mailed by registered or certified mail, return receipt requested, postage paid, and properly addressed as follows:

If to the Investor, at:

4803 Urbani Avenue

McClellan Park, CA 95652

Attn: Xiaofeng Peng

If to the Company, at:

4803 Urbani Avenue

McClellan Park, CA 95652

Attn: Xiaofeng Peng

Any Party may change its address for purposes of this Section 12(h) by giving the other Party a written notice of the new address in the manner set forth above.

(i)Entire Agreement. This Agreement constitutes the entire understanding and agreement between the Parties hereto with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement.

(j)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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(k)Fees and Expenses. Except as otherwise provided in this Agreement, each Party will be responsible for all of its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement.

(l)Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof. Accordingly, each Party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(m)Purchase Option. The Parties agree that until the fifth anniversary of the Maturity Date, the Investor shall have additional participation right, which allows the Investor to purchase an additional convertible promissory note in the amount of $2, 100,000, at the same price and upon the same terms stated herein (the “Purchase Option”).

(n)Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

(o)Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY: SPI ENERGY CO., LTD.

By:	/s/ Xiaofeng Peng
Name: Xiaofeng Peng
Title: Chief Executive Officer

INVESTOR: Palo Alto Clean Tech Holding Limited

By:	/s/ Xiaofeng Peng
Name: Xiaofeng Peng Title: Director

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EXHIBIT A

FORM OF NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NO SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EITHER CASE UPON THE RECEIPT OF AN OPINION OF U.S. COUNSEL.

SPI ENERGY CO., LTD.
a Cayman Islands Company

CONVERTIBLE PROMISSORY NOTE

[US$ ]	[•], 20[•]

FOR VALUE RECEIVED, SPI ENERGY CO., LTD., a Cayman Islands company (the “Company”), hereby unconditionally and irrevocably promises to pay to the order of [•] (the “Investor”), in lawful money of the United States of America the principal sum of [US$ ], together with the interest, if any, provided in the Note Purchase Agreement (as defined below). This Note is a “Note” issued pursuant to the Convertible Promissory Note Purchase Agreement dated [•] (as amended, modified or supplemented, the “Note Purchase Agreement”) between the Company and the Investor. All capitalized terms used herein have the meanings assigned to those terms in the Note Purchase Agreement, unless otherwise defined herein. This Note is convertible into certain securities of the Company in accordance with the Note Purchase Agreement.

Unless this Note is earlier redeemed by the Company or converted into Conversion Shares, in each case on terms and conditions of the Note Purchase Agreement, all unpaid principal, together with the interest, if any, shall be due and payable on the Maturity Date. The terms of payment of principal and the interest, if any, shall be in accordance with the terms and conditions of the Note Purchase Agreement.

This Note may be discharged, terminated, amended, supplemented or otherwise modified only by an instrument in writing signed by the party against which enforcement of such discharge, termination or modification is sought.

No failure by the Investor hereof to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Note, which shall continue in full force and effect, or shall affect or alter the rights of the Investor with respect to any other then existing or subsequent breach. The remedies herein are cumulative and are not exclusive of any remedies provided by law. The acceptance by the Investor of any payment hereunder that is less than payment in full of all amounts due at the time of such payment shall not without the express written consent of the Investor: (i) constitute a waiver of the right to exercise any of Investor’s remedies at that time or at any subsequent time, (ii) constitute an accord and satisfaction, or (iii) nullify any prior exercise of any remedy.

The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions and the other provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the principles of conflicts of law thereof.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

SPI ENERGY CO., LTD.

By:	/s/
Name: Xiaofeng Peng
Title: Chief Executive Officer

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